SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2002

Commission File No. 333-72305

Advanced Glassfiber Yarns LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	333-72305	58-2407014
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

AGY Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-72305-01	57-1072917
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2558 Wagener Road,
Aiken, South Carolina 29801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (803) 643-1501

Item 3. Bankruptcy or Receivership.

On December 10, 2002, the Company and its wholly owned subsidiary, AGY Capital Corp., filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S Bankruptcy Court for the District of Delaware. The Company remains in possession of its assets and properties and the Company’s business and affairs will continue to be managed by the Company’s directors and officers, subject in each case to the supervision of the bankruptcy court.

The Company has received a commitment for up to $15,000,000 of debtor-in-possession financing from Wachovia Bank National Association.

On December 11 and December 12, 2002, the Company issued press releases relating to the foregoing. A copy of each release is attached hereto as a separate exhibit and each exhibit is incorporated in its entirety herein by reference.

Item 7(c). Exhibits.

99.3	Press Release dated December 11, 2002, announcing the Company’s voluntary filing for reorganization and receipt of a commitment for debtor-in-possession financing.

99.4	Press Release dated December 12, 2002, announcing the Company’s approved first-day orders in connection with its reorganization and interim borrowings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2002

ADVANCED GLASSFIBER YARNS LLC

By:	/s/ CATHERINE CUISSON
Catherine Cuisson
Vice President and Chief Financial Officer
(Principal Accounting Officer)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2002

AGY CAPITAL CORP.

By:	/s/ CATHERINE CUISSON
Catherine Cuisson Vice President and Chief Financial Officer (Principal Accounting Officer)

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